Commitments And Contingencies	12 Months Ended
Sep. 30, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

11. COMMITMENTS AND CONTINGENCIES

Due to the nature of the natural gas distribution business, the Company has entered into agreements with both suppliers and pipelines to contract for natural gas commodity purchases, storage capacity and pipeline delivery capacity.

The Company obtains most of its regulated natural gas supply through the asset management contract between Roanoke Gas and the asset manager. The Company uses an asset manager to assist in optimizing the use of its transportation, storage rights, and gas supply inventories to provide a secure and reliable source of natural gas.

Under the same asset management contract mentioned above, the Company designated the asset manager as agent for their storage capacity and all gas balances in storage. The asset manager provides agency service and manages the utilization of storage assets and the corresponding withdrawals from and injections to storage. The Company retains ownership of gas in storage. Under the provision of the asset management contract, the Company has an obligation to purchase its winter storage requirements during the spring and summer injection periods at market price. The current asset management agreement expires in October 2013.

The Company also has contracts for pipeline and storage capacity extending for various periods. These capacity costs and related fees are valued at tariff rates in place as of September 30, 2011. These rates may increase or decrease in the future based upon rate filings and rate orders granting a rate change to the pipeline or storage operator.

The following table reflects the financial and volumetric obligations as of September 30, 2011 for each of the next five years and thereafter for Roanoke Gas.

Fiscal	Fixed Price Contracts	Market Price Contracts
Year Ending	Pipeline and	Natural Gas Contracts
September 30,	Storage Capacity	(Decatherms)

2012	$11,800,422	2,225,059
2013	11,110,355	2,225,059
2014	8,889,103	317,864
2015	3,942,948	-
2016	2,711,961	-
Thereafter	6,436,755	-

The Company expended approximately $39,951,000 and $43,384,000 under the asset management, pipeline and storage contracts for Roanoke Gas Company in fiscal year 2011 and 2010, respectively.

The Company has historically entered into derivative financial contracts for the purpose of hedging the price on natural gas. As of September 30, 2011, the Company had no outstanding derivative instruments for the purchase of natural gas. See Derivative and Hedging Activities in Note 1 for more information.

The Company also has agreements in place for software support and maintenance extending through September 30, 2014 with annual payments ranging from approximately $106,000 to $162,000.

The Company is a defendant in two civil lawsuits associated with an explosion and fire at a West Virginia residence in November 2009. The suits claimed that the fire was due to the ignition of propane within the residence. This residence was served by a propane tank installation at the time the assets of the Company's propane subsidiary, Highland Propane, were sold to Inergy Propane, LLC ("Inergy") in 2004. Inergy retained the name Highland Propane and assumed ownership and responsibility for all propane tanks including the tank located at the residence identified in the suits. No damage amounts are specified in the suits; however, both property damage and bodily injury are claimed in the suits. The Company has not recorded a liability for the lawsuits as management does not believe the likelihood of a negative outcome to the Company is probable, nor is the amount of potential damages readily determinable. In addition, if the outcome of the lawsuits were adverse to the Company, management believes that any such damages would be covered by the Company's insurance.

Except to the extent, if any, described above, the Company is not a party to any material pending legal proceedings.